UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2013

NEENAH PAPER, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-32240	20-1308307
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3460 Preston Ridge Road
Alpharetta, Georgia 30005
(Address of principal executive offices, including zip code)

(678) 566-6500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 30, 2013, Neenah Paper, Inc. (the “Company”) held its Annual Meeting of Stockholders at the Company’s headquarters at 3460 Preston Ridge Road, Suite 600, Alpharetta, GA, 30005 (the “Annual Meeting”).  At the Annual Meeting the Company’s stockholders approved an amendment and restatement of the Neenah Paper, Inc. 2004 Omnibus Stock and Incentive Compensation Plan (the “Omnibus Plan”), which had been previously approved by the Company’s Compensation Committee subject to stockholder approval.

The purpose of the Omnibus Plan is to encourage ownership in our common stock by those employees, directors and third-party service providers who have contributed, or are determined to be in a position to contribute, materially to the Company’s success, thereby increasing their interest in the Company’s long-term success.

For a detailed description of the terms and conditions of the Omnibus Plan see “PROPOSAL 3-APPROVAL OF THE AMENDED AND RESTATED NEENAH PAPER, INC. 2004 OMNIBUS STOCK AND INCENTIVE COMPENSATION PLAN” in the Company’s 2013 Proxy Statement filed with the Securities and Exchange Commission on April 12, 2013, which description is incorporated herein by reference. The description of the Omnibus Plan contained in the 2013 Proxy Statement is qualified in its entirety by reference to the Omnibus Plan, which is attached to this Current Report as Exhibit 10.1 and incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders

On May 30, 2013, the following proposals were submitted to stockholders at the Annual Meeting:

1.              A proposal to elect three Class III directors to serve for three years and until their successors are duly elected and qualified;

2.              A proposal to approve an advisory vote on the Company’s executive compensation;

3.              A proposal to approve an amendment and restatement of the Neenah Paper, Inc. 2004 Omnibus Stock and Incentive Compensation Plan (the “Omnibus Plan”), and

4.              A proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013.

Each of the director nominees was elected, the Company’s executive compensation was approved on an advisory basis, the Omnibus Plan was approved and the selection of Deloitte & Touche LLP was ratified.  The number of votes cast for, withheld from, abstentions and broker non-votes with respect to each matter voted upon are set forth in the tables below:

Board of Director Election Results

Director Nominee	Votes for	Votes Withheld	Broker non-votes

Sean T. Erwin	11,965,162	745,392	2,204,483

Edward Grzedzinski	12,243,686	466,868	2,204,483

John F. McGovern	12,274,387	436,167	2,204,483

Advisory Vote on Executive Compensation

Votes for	Votes against	Abstentions	Broker non-votes

12,169,191	475,848	65,515	2,204,483

Approval of the Omnibus Plan

Votes for	Votes against	Abstentions	Broker non-votes

10,403,551	2,243,982	63,021	2,204,483

Ratification of Independent Public Accounting Firm

Firm	Votes for	Votes against	Abstentions

Deloitte & Touche	14,639,004	232,982	43,051

Item 9.01                                                                                         Financial Statements and Exhibits.

(d)    Exhibits.

10.1    Neenah Paper, Inc. Amended and Restated 2004 Omnibus Stock and Incentive Plan (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14A filed on April 12, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH PAPER, INC.
(Registrant)

Date: May 31, 2013	/s/ Steven S. Heinrichs
Steven S. Heinrichs
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

10.1	Neenah Paper, Inc. Amended and Restated 2004 Omnibus Stock and Incentive Plan (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14A filed on April 12, 2013).